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                                                            EXHIBIT 10.4

May 9, 1996

VIA CERTIFIED MAIL #P649 010 113
AND REGULAR MAIL

Mr. Eddie Lesok, CEO
Ms. Cynthia Morris, CFO
Sun Coast Holdings, Inc.
2700 Westmoreland Ave.
Dallas, Texas 75233

RE: LOAN AGREEMENT (AS AMENDED FROM TIME TO TIME, THE "LOAN AGREEMENT") BETWEEN COMERICA BANK-TEXAS ("LENDER") AND SUN COAST HOLDINGS, INC., ("BORROWER") DATED DECEMBER 20, 1995.

Dear Mr. Lesok and Ms. Morris:

        Unless otherwise defined herein, capitalized terms used herein shall have the meanings given such terms in the Loan Agreement. As of March 31, 1996, Borrower was in violation of certain provisions of the Loan Agreement and has requested Lender to provide a limited waiver of such violations.

        In consideration of Lender granting the limited waiver set forth herein, Lender and Borrower (with the express consent and confirmation of Guarantors) agree as follows:

        1. Notwithstanding the provisions of Section 11.5 of the Loan Agreement, as of March 31, 1996, Borrower shall not be deemed to have been in default under the Loan Agreement simply because as of such date, Tangible Net Worth (as defined in the Loan Agreement) was less than the required $14,650,000 however, after March 31, 1996, the provisions of Section 11.5 of the Loan Agreement shall apply as originally written and shall govern all periods subsequent to March 31, 1996.

        2. Notwithstanding the provisions of Section 11.7 of the Loan Agreement, as of March 31, 1996, Borrower shall not be deemed to have been in default under the Loan Agreement simply because as of such date, Fixed Charge Coverage (as defined in the Loan Agreement) was less than the required 1.30 to 1.0 however, after March 31, 1996, the provisions of Section 11.7 of the Loan Agreement shall apply as originally written and shall govern all periods subsequent to March 31, 1996.
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SUN COAST WAIVER
MAY 9, 1996
PAGE 2

     3. Effective May 15, 1996, and until Lender notifies Borrower otherwise in writing, the Applicable Margin shall be 0.75% for Prime Rate Advances and 3.00% for CD Advances and for LIBOR Advances.

     The preceding waiver and modification is for a limited time and purpose herein expressed. Such waiver shall not adversely affect or impair any rights or remedies available to Lender under the Loan Agreement, or otherwise, and shall not constitute a waiver of any subsequent defaults or other violations of the provisions of the Agreement and shall not imply that the Lender will in the future grant any other waivers or modifications.

     The preceding waiver and modification shall not be effective until Lender shall have received a copy of this letter bearing the original signatures of Borrower and the Guarantors. To the extent this letter constitutes a notice, it is being transmitted as a courtesy to you and is not an admission that any written notice is otherwise due you, nor is it an election or waiver of remedies by Lender.

Sincerely,

/s/ MELINDA A. CHAUSSE
- ----------------------
Melinda A. Chausse
Vice President

ACKNOWLEDGED, ACCEPTED AND AGREED TO
AS OF THE DATE OF THE ABOVE LETTER:

BORROWER

SUN COAST HOLDINGS, INC.

BY:
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ITS:
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ACKNOWLEDGED, ACCEPTED AND AGREED TO
(AND CONFIRMING IN ALL RESPECTS THE GUARANTY OF EACH OF THE UNDERSIGNED GUARANTORS) AS OF THE DATE OF THE ABOVE LETTER:

GUARANTORS:

SUN COAST HOLDINGS, INC.

BY:
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ITS:
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SUN COAST CLOSURES, INC.

BY:
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ITS:
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PLASTICS MANUFACTURING COMPANY

BY:
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ITS:
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CUSTOM LAMINATES, INC.

BY:
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ITS:
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SUN COAST ACQUISITION, INC.

BY:
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ITS:
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